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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         August 24, 1999
                                                --------------------------------

                      COMPOST AMERICA HOLDING COMPANY, INC.
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             (Exact name of registrant as specified in its charter)


New Jersey                           0-27832                     22-2603175
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(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


            One Gateway Center, 25th floor, Newark, New Jersey 07102
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                (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code        (973) 297-5400
                                                   -----------------------------


              3000 Hadley Road, South Plainfield, New Jersey 07080
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         (Former name or former address, if changed since last report.)



PLEASE ADDRESS ALL CORRESPONDENCE TO:   Mark Gasarch, Esq.
                                        40 West 57th Street
                                        33rd Floor
                                        New York, New York 10019

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ITEM 5. OTHER EVENTS

1. On August 24, 1999 the Company's Board of Directors accepted the August 19, 1999 resignation by Goldman, Sachs & Co. from its role as financial advisor and underwriter to the Company.

2. On August 24, 1999 the Company's Board of Directors voted to terminate the Second Amended Employment Agreement of Roger E. Tuttle, for cause. Mr. Tuttle remains a director of the Company.








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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 7, 1999


                                  COMPOST AMERICA HOLDING COMPANY, INC.
                                  (Registrant)



                                  By: /s/ Anthony Cipollone
                                      --------------------------------
                                      Anthony Cipollone
                                      Treasurer